SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2003

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Texas                         333-74467                     13-4150878
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       FH
                   First Horizon Mortgage Pass-Through Trust
               Mortgage Pass-Through Certificates, Series 2002-1

On November 25, 2003, The Bank of New York, as Trustee for FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-1, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of January 1, 2002, among FH as Depositor, , Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of FH, First Horizon Mortgage Pass-Through Trust Mortgage Pass-Through Certificates, Series 2002-1 relating to the distribution date of November 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of January 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2003


                                       FH


                          By: /s/ Diane Pickett
                              ------------------------------
                          Name:   Diane Pickett
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 2003


                             Payment Date: 11/25/03


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  IA1        50,000,000.00    6.250000%             0.00    259,730.62      259,730.62       0.00     686.05
                        IA2                 0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
                        IA3                 0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
                        IA4        21,396,994.25    6.250000%     9,738,146.36    111,149.09    9,849,295.45       0.00     293.59
Residual                IAR                 0.00    6.250000%             0.00          0.00            0.00       0.00       0.00
                        IIA1       15,552,780.65    6.000000%     1,270,425.73     77,763.90    1,348,189.64       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          7,814,580.05    6.228318%         9,107.38     40,461.82       49,569.20       0.00      97.92
                        B2          3,173,879.68    6.228318%         3,698.95     16,433.50       20,132.45       0.00      39.77
                        B3          2,148,472.40    6.228318%         2,503.90     11,124.22       13,628.12       0.00      26.92
                        B4          1,074,236.20    6.228318%         1,251.95      5,562.11        6,814.06       0.00      13.46
                        B5          1,074,236.20    6.228318%         1,251.95      5,562.11        6,814.06       0.00      13.46
                        B6            807,672.65    6.228318%           941.29      4,181.91        5,123.20       0.00      10.12
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        103,042,852.07     -           11,027,327.52    531,969.28   11,559,296.80     -        1,181.30
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          IA1        50,000,000.00            686.05
                                IA2                 0.00              0.00
                                IA3                 0.00              0.00
                                IA4        11,658,847.89            293.59
Residual                        IAR                 0.00              0.00
                                IIA1       14,282,354.92              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          7,805,472.67             97.92
                                B2          3,170,180.73             39.77
                                B3          2,145,968.49             26.92
                                B4          1,072,984.25             13.46
                                B5          1,072,984.25             13.46
                                B6            806,731.36             10.12
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -         92,015,524.55          1,181.30
--------------------------------------------------------------------------------

                             Payment Date: 11/25/03


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     IA1    50,000,000.00     6.250000% 32051DKA9     0.000000      5.194612  1,000.000000
                           IA2             0.00     6.250000% 32051DKB7     0.000000      0.000000      0.000000
                           IA3             0.00     6.250000% 32051DKC5     0.000000      0.000000      0.000000
                           IA4    21,396,994.25     6.250000% 32051DKD3   284.433401      3.246461    340.533572
Residual                   IAR             0.00     6.250000% 32051DKE1     0.000000      0.000000      0.000000
                           IIA1   15,552,780.65     6.000000% 32051DKJ0    12.891834      0.789121    144.932314
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      7,814,580.05     6.228318% 32051DKK7     1.138138      5.056463    975.440223
                           B2      3,173,879.68     6.228318% 32051DKL5     1.138138      5.056463    975.440223
                           B3      2,148,472.40     6.228318% 32051DKM3     1.138138      5.056463    975.440223
                           B4      1,074,236.20     6.228318% 32051DKF8     1.138138      5.056463    975.440223
                           B5      1,074,236.20     6.228318% 32051DKG6     1.138138      5.056463    975.440223
                           B6        807,672.65     6.228318% 32051DKH4     1.106369      4.915325    948.213336
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     103,042,852.07       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance        76,342,774.16    15,672,750.34    92,015,524.50
Loan count                    179               39              218
Avg loan rate           6.766803%        6.505404%             6.72
Prepay amount        9,672,950.48     1,210,981.60    10,883,932.08

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees         9,898.02         2,791.54        12,689.56
Sub servicer fees       19,754.18         3,726.18        23,480.36
Trustee fees               280.17            56.50           336.67


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses       23,342.61             0.00        23,342.61

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy             134,844.00             0.00       134,844.00
Fraud                  860,943.41       169,485.11     1,030,428.52
Special Hazard       1,664,995.50             0.00     1,664,995.50


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           84.397513%           100.000000%             86,949,774.90
   -----------------------------------------------------------------------------
   Junior           15.602487%             0.000000%             16,074,321.74
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           3                 1,553,903.42
60 to 89 days                           1                   418,962.64
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 4                 1,972,866.06
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           11,559,296.80         11,559,296.80
Principal remittance amount           11,027,327.52         11,027,327.52
Interest remittance amount               531,969.28            531,969.28